Annual Meeting of
Stockholders

The Studio Museum in Harlem

September 13, 2005

CHALLENGING YEAR FOR BANKING INDUSTRY AND FOR
CARVER

BRIGHT SPOTS IN OPERATING RESULTS DESPITE
DISAPPOINTING FINANCIAL RESULTS

FY2005 ACHIEVEMENTS: BUILDING LONG-TERM
SHAREHOLDER VALUE

-- New Branch and 24/7 ATM Centers

-- New products

-- Additional Milestones

SUBSTANTIAL OPPORTUNITIES AHEAD

OVERVIEW

FY2005 earnings impacted by industry-wide issues:

-- Margin Compression

-- Reduced Prepayment Penalties

-- Delivery channel expansion

FY2005 earnings also impacted by:

               --  Independence Federal merger

               --  Management restructure

First quarter 2006 earnings reflect similar industry-wide trends

Net interest income reflects solid results in growing loans to replace lower yielding securities and strong asset quality, in addition to growing deposits to replace higher cost borrowings

Non-interest income stable despite slowdown on prepayments, as other loan and deposit fees increase

REVIEW OF FINANCIAL AND OPERATIONAL RESULTS

Higher cost structure reflects investments to build long-term franchise value. Management is aggressively working to develop cost saving strategies, including outsourcing some core operations, to reduce the
Company’s efficiency ratio

Lower return on average assets and return on average equity

            ratios reflect decline in profitability resulting from franchise investments and one-time charges

These results are reflected in Carver’s stock price which trades at a discount to peers

Nevertheless, as the Board of Directors is confident in our long-term prospects, it increased first quarter 2006 dividend from $0.07 to $0.08 per share

REVIEW OF FINANCIAL AND OPERATIONAL RESULTS

CARVER

$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
($1.0)
($2.0)
($3.0)
($4.0)
($5.0)
($6.0)
($0.4)
$4.7
$3.8
$4.8
$2.6
2001
2002
2003
2004
2005

$2.0
$1.0
$0.0
($1.0)
($2.0)
$1.1
$0.8
1st Quarter 2005
1st Quarter 2006

$ In millions

$ In millions

NET INCOME

CARVER

$3.00
$2.00
$1.00
$0.00
($1.00)
($2.00)
($3.00)
($0.26)
$1.89
$1.52
$1.87
$1.03
2001
2002
2003
2004
2005

$1.00
$0.50
$0.00
($0.50)
($1.00)
$0.42
$0.33
1st Quarter 2005
1st Quarter 2006

(fully diluted)

EARNINGS PER SHARE

CARVER

TOTAL ASSETS

$700.0
$600.0
$500.0
$400.0
$300.0
$424.5
$450.3
$509.8
$538.8
$626.4
$618.9
2001
2002
2003
2004
2005
1st QTR 2006

$ In millions

TOTAL NET LOANS

$450.0
$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$283.4
$289.7
$292.7
$351.9
$422.0
$415.8
2001
2002
2003
2004
2005
1st QTR 2006

$ In millions

CARVER

NON PERFORMING ASSETS

$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$3.0
$2.8
$1.8
$2.1
$1.0
$1.6
2001
2002
2003
2004
2005
1st QTR 2006

$ In millions

CARVER

DEPOSITS

$500.0
$450.0
$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$279.4
$325.0
$347.2
$373.7
$453.5
$454.9
2001
2002
2003
2004
2005
1st QTR 2006

$ In millions

CARVER

NET INTEREST MARGIN

5%
4%
3%
2%
1%
0%
3.61%
4.09%
4.26%
3.56%
3.41%
3.17%
2001
2002
2003
2004
2005
1st QTR 2006

CARVER

$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$1.8
$2.2
$3.2
$4.5
$4.1
2001
2002
2003
2004
2005

$3.0
$2.0
$1.0
$0.0
$1.0
$1.3
1st Qtr 2005
1st Qtr 2006

$ In millions

$ In millions

FEE INCOME

EFFICIENCY RATIO

150%
125%
100%
75%
50%
25%
0%
96.93%
77.89%
68.18%
67.86%
81.77%
78.62%
2001
2002
2003
2004
2005
1st Qtr 2006

CARVER

20.00%
15.00%
10.00%
5.00%
0.00%
(5.00%)
(10.00%)
13.78%
9.77%
11.40%
5.80%
(0.89%)
2001
2002
2003
2004
2005

20.00%
15.00%
10.00%
5.00%
0.00%
(5.00%)
(10.00%)
9.64%
7.21%
1st Qtr 2005
1st Qtr 2006

RETURN ON AVERAGE EQUITY

CARVER

$26
$24
$22
$20
$18
$16
$14
$12
$10
$8
Mar-02
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
9/12/2005

STOCK PRICE
March 2002 to September 12th, 2005

Stock Price

Book Value per Share

Book value per share is calculated using fully diluted weighted average common shares outstanding.

                Organic Growth

Increase penetration in core markets by expanding delivery channels

-- One New Branch

Harlem: 145th Street at Frederick Douglass Blvd in the Pathmark Supermarket:

          December 2005

--  New 24/7 ATM Centers

Manhattan: 116th Street/5th Avenue:  January 2005

Brooklyn: Fulton Street/Ralph Avenue: May 2005

Launched new products

Wealth Management

Custom mortgages for a broader range customers (income levels and credit histories)

Expanded Free Checking to all branches

FY2005 Operational Achievements

CARVER

CARVER
FEDERAL SAVINGS BANK
24/7
BANKING CENTER
ATM
LOANS
TELLER SERVICES
NEW ACCOUNTS

145th Street Branch: Ribbon Cutting

CARVER

24/7
BANKING CENTER
ATM
CARVER
FEDERAL SAVINGS BANK
ATM
LOANS
TELLER SERVICES
NEW ACCOUNTS

145th Street Branch

CARVER

CARVER
FEDERAL SAVINGS BANK
TELLER SERVICES
SoBe

145th Street Branch: Inside Pathmark Supermarket

116th /5th Avenue 24/7 ATM Center

CARVER

CARVER IS HARLEM'S HOMETOWN BANK – NOW WITH 6 LOCATIONS!
NOW OPEN FREDERICK DOUGLASS BLVD. 145TH STREET
BROADWAY 137TH STREET
AMSTERDAM AVENUE 125TH STREET
MALCOLM X BLVD. 129TH STREET
MALCOLM X BLVD. 117TH STREET
FIFTH AVENUE 116TH STREET
Free Checking
with Direct Deposit
FREE Debit Card
FREE Online Banking and Bill Pay
Unlimited Check Writing Privileges
PLUS 2.75% Promotional Savings Rate* when you open a Relationship Account and more!!!
NOW OPEN 145TH STREET BRANCH AT BRADHURST.
(LOCATED IN THE NEW PATHMARK ON FREDERICK DOUGLASS BLVD.)
EXTENDED HOURS MON – FRI: 10AM - 8PM AND SAT – SUN: 10AM - 4PM
CONSUMER AND BUSINESS BANKING • DEBIT AND CREDIT CARDS • INSURANCE • INVESTMENT PRODUCTS • ONLINE BANKING • 24/7 PHONE BANKING • RESIDENTIAL AND COMMERCIAL MORTGAGES
Carver has been reinvesting in the community for more than half a century.
Neighborhood partners - for 57 years - right here in our own backyard.
718.230.2900
www.carverbank.com
BEDFORD-STUYVESANT · CROWN HEIGHTS · FORT GREENE · HARLEM · JAMAICA · ST. ALBANS
CARVER
FEDERAL SAVINGS BANK
BUILDING WEALTH BLOCK BY BLOCK.

New York Times Harlem Week Ad

CARVER

24 7
BANKING CENTER
CARVER
FEDERAL SAVINGS BANK
ATM
GRAND
OPENING
CELEBRATION

Fulton/Ralph 24/7 ATM Center: Ribbon Cutting

ADDITIONAL ACHIEVEMENTS

First Outstanding CRA rating in Carver’s history

Solid ratings by ISS/Glass Lewis, reflecting corporate
governance strength

$1.5 million CDFI grant from the Treasury Department,
based on strong growth in lending in the inner city

Launch broader range of consumer products and services to drive fee income

-- Expand product line for landlords, including lock box and more robust lease security account

-- Overdraft lines of credit for preferred customers

Aggressively increase penetration of customer base in markets surrounding branches recently built (Jamaica, Atlantic Terminal and 145th Street)

       --   New “calling program” developed and execution begun

            --   Continue grass roots advertising and outreach to support new products and delivery channel expansion

Continue to leverage public programs to enhance community and financial returns

            -- Will soon open Carver Financial Literacy Center at Bradhurst Court

            --  Have formed Carver Community Development Corporation to consolidate and expand financial literacy and other community development efforts

Will review acquisition options to increase fee income and/or footprint

SUBSTANTIAL OPPORTUNITIES AHEAD

INITIATIVES FOR BUILDING SHAREHOLDER VALUE

AT CARVER
Custom Mortgages
NEW PRODUCTS, NEW ALTERNATIVES
With a lending team that really understands that your past doesn't have to define your future, obtaining a Carver mortgage has never been easier. Our custom mortgage products include great rates and more.
> Up to 100% financing available
> Solutions for individuals with impaired credit
> First-time home-buyer programs
> 1 – 4 family, condo and co-op financing
CARVER HAS BEEN REINVESTING IN THE COMMUNITY FOR MORE THAN HALF A CENTURY. NEIGHBORHOOD PARTNERS - FOR 57 YEARS - RIGHT HERE IN OUR OWN BACKYARD.
CARVER
FEDERAL SAVINGS BANK
718.230.2900
www.carverbank.com
BUILDING WEALTH BLOCK BY BLOCK.
WE GET IT

“We Get It” Mortgage Products ad

CARVER

Member FDIC
STRONGER TOGETHER
WITH A COMBINED CHECKING AND SAVINGS ACCOUNT, YOU GET MORE OUT OF A RELATIONSHIP WITH CARVER.
> Preferred savings rate of 2.50% APY*
> Free Online Banking and Bill Pay
> Bounce protection
> No surchages at non-Carver ATMs
* Please speak to a Carver employee for further information about applicable fees and terms.
Relationship Account
CARVER
FEDERAL SAVINGS BANK

“Stronger Together” Relationship Account ad

CARVER

Lease Security Account
A Specialized Account for Property Owners with Tenants
APPLICATION FORM

Lease Security Product

Annual Meeting of
Stockholders

The Studio Museum in Harlem

September 13, 2005